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                                                                   EXHIBIT 10.43

THE FROST NATIONAL BANK
                                                                    MASTER LEASE
C/O FROST LEASING
381 EAST BROADWAY, 2ND FLOOR
SALT LAKE CITY, UT 84111

                          MASTER LEASE NUMBER 86878 DATED AS OF OCTOBER 12, 2001

NAME AND ADDRESS OF LESSEE:
LANCER PARTNERSHIP, LTD.
235 WEST TURBO
SAN ANTONIO, TX 78216
MASTER LEASE PROVISIONS

1. LEASE. LESSOR HEREBY AGREES TO LEASE TO LESSEE, AND LESSEE HEREBY AGREES TO LEASE FROM LESSOR, THE PERSONAL PROPERTY DESCRIBED IN A SUPPLEMENT OR SUPPLEMENTS TO THIS MASTER LEASE FROM TIME TO TIME SIGNED BY LESSOR AND LESSEE UPON THE TERMS AND CONDITIONS SET FORTH IN THIS MASTER LEASE AND IN THE
RELATED SUPPLEMENT (SUCH PROPERTY TOGETHER WITH ALL REPLACEMENTS,
SUBSTITUTIONS, PARTS, IMPROVEMENTS, REPAIRS, AND ACCESSORIES, AND ALL
ADDITIONS INCORPORATED THEREIN OR AFFIXED THERETO BEING REFEREED TO HEREIN AS THE "EQUIPMENT"). EACH SUPPLEMENT SHALL CONSTITUTE A SEPARATE LEASE INCORPORATING THE TERMS OF THIS MASTER LEASE. REFERENCES IN THIS MASTER LEASE
TO 'THIS LEASE", "HEREUNDER AND HEREIN" SHALL BE CONSTRUED TO MEAN A
SUPPLEMENT WHICH INCORPORATES THIS MASTER LEASE. LESSEE'S EXECUTION OF A SUPPLEMENT SHALL OBLIGATE LESSEE TO LEASE THE EQUIPMENT DESCRIBED THEREIN FROM LESSOR. NO SUPPLEMENT SHALL BE BINDING ON LESSOR UNLESS AND UNTIL EXECUTED BY LESSOR. ANYTHING TO THE CONTRARY NOTWITHSTANDING, LESSOR SHALL HAVE NO OBLIGATION TO ACCEPT, EXECUTE OR ENTER INTO ANY SUPPLEMENT OR TO ACQUIRE OR LEASE TO LESSEE ANY EQUIPMENT. TITLE TO ALL EQUIPMENT SHALL AT ALL TIMES
REMAIN IN LESSOR.
2. TERM. THE TERM OF THIS LEASE SHALL BEGIN ON THE RENT COMMENCEMENT DATE
SHOWN IN THE APPLICABLE SUPPLEMENT AND SHALL CONTINUE FOR THE NUMBER OF CONSECUTIVE MONTHS FROM THE RENT COMMENCEMENT DATE SHOWN IN SUCH SUPPLEMENT
(THE INITIAL TERM) UNLESS EARLIER TERMINATED BY LESSOR AS PROVIDED HEREIN.
THE RENT COMMENCEMENT DATE IS THE 15TH DAY OF THE MONTH IN WHICH ALL OF THE ITEMS OF EQUIPMENT DESCRIBED IN THE RELATED SUPPLEMENT HAVE BEEN DELIVERED AND ACCEPTED BY LESSEE IF SUCH DELIVERY AND ACCEPTANCE IS COMPLETED ON OR BEFORE
THE 15TH OF SUCH MONTH, AND THE RANT COMMENCEMENT DATE IS THE LAST DAY OF SUCH MONTH IF SUCH DELIVERY AND ACCEPTANCE IS COMPLETED DURING THE BALANCE OF SUCH MONTH. IN THE EVENT LESSEE EXECUTES THE RELATED SUPPLEMENT PRIOR TO DELIVERY
AND ACCEPTANCE OF ALL ITEMS OF EQUIPMENT DESCRIBED THEREIN, LESSEE AGREES THAT THE RENT COMMENCEMENT DATE MAY BE LEFT BLANK WHEN LESSEE EXECUTES THE RELATED SUPPLEMENT AND HEREBY AUTHORIZES LESSOR TO INSERT THE RENT COMMENCEMENT DATE BASED UPON THE DATE APPEARING ON THE DELIVERY AND ACCEPTANCE CERTIFICATE
SIGNED BY LESSEE.
     AT THE EXPIRATION OF THE INITIAL TERM, UNLESS LESSEE SHALL HAVE RENEWED
THE LEASE OR PURCHASED THE EQUIPMENT FROM LESSOR, IF LESSEE DOES NOT RETURN TO LESSOR ALL OF THE EQUIPMENT THAT IS THE SUBJECT OF A SUPPLEMENT IN ACCORDANCE WITH PARAGRAPH 14 BELOW, LESSEE SHALL PAY TO LESSOR AN AMOUNT EQUAL TO THE MONTHLY BASIC RENTAL PAYMENT THAT WAS IN EFFECT DURING THE LAST MONTH OF THE INITIAL TERM FOR EACH MONTH (OR PART OF ANY MONTH), AND SHALL COMPLY WITH ALL OTHER PROVISIONS OF THIS LEASE, FROM THE FIRST DAY AFTER THE EXPIRATION OF THE INITIAL TERM UNTIL ALL SUCH EQUIPMENT HAS BEEN RETURNED TO LESSOR IN
ACCORDANCE WITH PARAGRAPH 14. IN ADDITION, LESSEE SHALL PAY ANY APPLICABLE
SALES AND USE TAX.
3. RENT. LESSEE SHALL PAY AS BASIC RENT FOR THE INITIAL TERM OF THIS LEASE THE AMOUNT SHOWN IN THE RELATED SUPPLEMENT AS TOTAL BASIC RENT. THE TOTAL BASIC RENT SHALL BE PAYABLE IN INSTALLMENTS EACH IN THE AMOUNT OF THE BASIC RENTAL PAYMENT SET FORTH IN THE RELATED SUPPLEMENT PLUS SALES AND USE TAX THEREON. LESSEE SHALL PAY ADVANCE INSTALLMENTS AND ANY SECURITY DEPOSIT, EACH AS SHOWN IN THE RELATED SUPPLEMENT, ON THE DATE IT IS EXECUTED BY LESSEE. SUBSEQUENT INSTALLMENTS SHALL BE PAYABLE ON THE FIRST DAY OF EACH RENTAL PAYMENT PERIOD SHOWN IN THE RELATED SUPPLEMENT BEGINNING AFTER THE FIRST RENTAL PAYMENT PERIOD, - PROVIDED, HOWEVER, THAT LESSOR AND LESSEE MAY AGREE TO ANY OTHER PAYMENT SCHEDULE, INCLUDING IRREGULAR PAYMENTS OR BALLOON PAYMENTS, IN WHICH EVENT THEY SHALL BE SET FORTH IN THE SUPPLEMENT. IF THE ACTUAL COST OF THE EQUIPMENT IS MORE OR LESS THAN THE TOTAL COST AS SHOWN IN THE SUPPLEMENT, THE AMOUNT OF EACH INSTALLMENT OF RENT WILL BE ADJUSTED UP OR DOWN TO PROVIDE THE SAME YIELD TO LESSOR AS WOULD HAVE BEEN OBTAINED IF THE ACTUAL COST HAD BEEN THE SAME AS THE TOTAL COST. ADJUSTMENTS OF 10% OR LESS MAY BE MADE BY WRITTEN NOTICE FROM LESSOR TO LESSEE. ADJUSTMENTS OF MORE THAN 10% SHALL BE MADE BY EXECUTION OF AN AMENDMENT TO THE SUPPLEMENT REFLECTING THE CHANGE IN TOTAL COST AND BASIC RENTAL PAYMENT.
     IN ADDITION TO BASIC RENT, WHICH IS PAYABLE BEGINNING ON THE RENT COMMENCEMENT DATE, LESSEE AGREES TO PAY INTERIM RENT FOR THE PERIOD BEGINNING
ON THE DATE THE EQUIPMENT IS DELIVERED AND ACCEPTED BY LESSEE TO THE RENT COMMENCEMENT DATE AT A DAILY RATE EQUAL TO THE PERCENTAGE OF LESSOR'S COST OF THE EQUIPMENT SET FORTH IN SUCH SUPPLEMENT. INTERIM RENT SHALL BE PAYABLE ON
THE RENT COMMENCEMENT DATE. LESSEE AGREES THAT IF ALL OF THE ITEMS OF
EQUIPMENT COVERED BY SUCH SUPPLEMENT HAVE NOT BEEN DELIVERED AND ACCEPTED THEREUNDER BEFORE THE DATE SPECIFIED AS THE CUTOFF DATE IN SUCH SUPPLEMENT, LESSEE SHALL PURCHASE FROM LESSOR THE ITEMS OF EQUIPMENT THEN SUBJECT TO THIS LEASE WITHIN FIVE DAYS AFTER LESSORS REQUEST TO DO SO FOR A PRICE EQUAL TO LESSOR'S COST OF SUCH ITEMS PLUS ALL ACCRUED BUT UNPAID INTERIM RENT THEREON. LESSEE SHALL ALSO PAY ANY APPLICABLE SALES AND USE TAX ON SUCH SALE.
4. SECURITY DEPOSIT. LESSOR MAY APPLY ANY SECURITY DEPOSIT TOWARD ANY
OBLIGATION OF LESSEE UNDER ANY SUPPLEMENT AND SHALL RETURN ANY UNAPPLIED
BALANCE TO LESSEE WITHOUT INTEREST UPON FULL SATISFACTION OF ALL OF LESSEE'S OBLIGATIONS.
5. NO WARRANTIES. LESSEE AGREES THAT IT HAS SELECTED EACH ITEM OF EQUIPMENT BASED UPON ITS OWN JUDGMENT AND DISCLAIMS ANY RELIANCE UPON ANY STATEMENTS OR REPRESENTATIONS MADE BY LESSOR. LESSEE ACKNOWLEDGES THAT. - LESSOR IS NOT THE MANUFACTURER OF THE EQUIPMENT NOR THE MANUFACTURERS AGENT NOR A DEALER
THEREIN; THE EQUIPMENT IS OF A SIZE, DESIGN, CAPACITY, DESCRIPTION AND MANUFACTURE SELECTED BY THE LESSEE; LESSEE IS SATISFIED THAT THE EQUIPMENT IS SUITABLE AND FIT FOR ITS PURPOSES; AND LESSOR HAS NOT MADE AND DOES NOT MAKE
ANY WARRANTY WITH RESPECT TO THE EQUIPMENT, EXPRESS OR IMPLIED, AND LESSOR SPECIFICALLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE, THE QUALITY, CONDITION OR CAPACITY OF THE EQUIPMENT OR THE MATERIALS IN THE EQUIPMENT OR WORKMANSHIP OF THE EQUIPMENT, LESSORS TITLE TO
THE EQUIPMENT, NOR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER. LESSOR
SHALL NOT BE LIABLE TO LESSEE FOR ANY LOSS, DAMAGE, OR EXPENSE OF ANY KIND OR NATURE CAUSED, DIRECTLY OR INDIRECTLY, BY ANY EQUIPMENT OR THE USE OR MAINTENANCE THEREOF OR THE FAILURE OR OPERATION THEREOF, OR THE REPAIR,
SERVICE OR ADJUSTMENT THEREOF, OR BY ANY DELAY OR FAILURE TO PROVIDE ANY SUCH MAINTENANCE, REPAIRS, SERVICE OR ADJUSTMENT, OR BY ANY INTERRUPTION OF SERVICE THIS AGREEMENT INCLUDES THE TERMS ON THE ATTACHED PAGE(S).

LESSOR., THE FROST NATIONAL BANK              LANCER PARTNERSHIP, LTD., LESSEE

                                              **SEE ANNEX A**

----------------------------                  ----------------------------
BY                                            BY

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TITLE                                         TITLE

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OR LOSS OF USE THEREOF OR FOR ANY LOSS OF BUSINESS HOWSOEVER CAUSED. LESSOR
SHALL NOT BE LIABLE FOR DAMAGES OF ANY KIND INCLUDING ANY LIABILITY FOR CONSEQUENTIAL DAMAGES ARISING OUT OF THE USE OF OR THE INABILITY TO USE THE EQUIPMENT. NO DEFECT OR UNFITNESS OF THE EQUIPMENT, NOR ANY FAILURE ON THE PART OF THE MANUFACTURER OR THE SHIPPER OF THE EQUIPMENT TO DELIVER THE EQUIPMENT OR ANY PART THEREOF TO LESSEE, SHALL RELIEVE LESSEE OF THE OBLIGATION TO PAY RENT OR ANY OTHER OBLIGATION HEREUNDER. LESSOR SHALL HAVE NO OBLIGATION IN RESPECT OF THE EQUIPMENT AND SHALL HAVE NO OBLIGATION TO INSTALL, ERECT, TEST, ADJUST OR SERVICE THE EQUIPMENT. LESSEE SHALL LOOK ONLY TO PERSONS OTHER THAN LESSOR SUCH AS THE MANUFACTURER, VENDOR OR CARRIER THEREOF SHOULD ANY ITEM OF EQUIPMENT FOR ANY REASON BE DEFECTIVE.
6. COVENANTS. (a) AFFIRMATIVE COVENANTS. LESSEE SHALL: (i) PAY ALL SHIPPING AND DELIVERY CHARGES AND OTHER EXPENSES INCURRED IN CONNECTION WITH THE EQUIPMENT AND PAY ALL LAWFUL CLAIMS, WHETHER FOR LABOR, MATERIALS, SUPPLIES, RENT OR SERVICES, WHICH MIGHT OR COULD IF UNPAID BECOME A LIEN ON THE EQUIPMENT; (ii) COMPLY WITH ALL LAWS AND REGULATIONS AND RULES, ALL MANUFACTURER'S INSTRUCTIONS AND WARRANTY REQUIREMENTS, AND WITH THE CONDITIONS AND REQUIREMENTS OF ALL POLICIES OF INSURANCE RELATING TO THE EQUIPMENT AND ITS USE; (iii) MARK AND IDENTIFY THE EQUIPMENT WITH ALL INFORMATION AND IN SUCH MANNER AS LESSOR OR ITS ASSIGNS MAY REQUEST FROM TIME TO TIME AND REPLACE PROMPTLY ANY SUCH MARKINGS OR IDENTIFICATION WITH ARE REMOVED, DEFACED OR DESTROYED; (iv) AT ANY AND ALL TIMES DURING BUSINESS HOURS, GRANT LESSOR FREE ACCESS TO ENTER UPON THE PREMISES WHEREIN THE EQUIPMENT SHALL BE LOCATED OR USED AND PERMIT LESSOR TO INSPECT THE EQUIPMENT; (v) MAINTAIN A SYSTEM OF ACCOUNTS ESTABLISHED AND ADMINISTERED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND PRACTICES CONSISTENTLY APPLIED, AND (vi) WITHIN THIRTY (30) DAYS AFTER THE END OF EACH FISCAL QUARTER, DELIVER TO LESSOR A BALANCE SHEET AS AT THE END OF SUCH QUARTER AND STATEMENT OF OPERATIONS FOR SUCH QUARTER, AND WITHIN ONE HUNDRED AND TWENTY (120) DAYS AFTER THE END OF EACH FISCAL YEAR, DELIVER TO LESSOR A BALANCE SHEET AS AT THE END OF SUCH YEAR AND STATEMENT OF OPERATIONS FOR SUCH YEAR, IN EACH CASE PREPARED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND PRACTICES CONSISTENTLY APPLIED AND CERTIFIED BY LESSEE'S CHIEF FINANCIAL OFFICER AS FAIRLY PRESENTING THE FINANCIAL POSITION AND RESULTS OF OPERATIONS OF LESSEE, AND, IN THE CASE OF YEAR END FINANCIAL STATEMENTS, CERTIFIED, BY AN INDEPENDENT ACCOUNTING FIRM ACCEPTABLE TO LESSOR.
     (b) NEGATIVE COVENANTS. LESSEE SHALL NOT (i) VOLUNTARILY OR INVOLUNTARILY CREATE, INCUR, ASSUME OR SUFFER TO EXIST ANY MORTGAGE, LIEN, SECURITY INTEREST, PLEDGE OR OTHER ENCUMBRANCE OR ATTACHMENT OF ANY KIND WHATSOEVER UPON, AFFECTING OR WITH RESPECT TO THE EQUIPMENT OR THIS LEASE OR ANY OF LESSEE'S INTEREST THEREUNDER, (ii) PERMIT THE NAME OF ANY PERSON, ASSOCIATION OR CORPORATION OTHER THAN THE LESSOR TO BE PLACED ON THE EQUIPMENT AS A DESIGNATION THAT MIGHT BE INTERPRETED AS A CLAIM OF OWNERSHIP OR SECURITY INTEREST; (iii) PART WITH POSSESSION OR CONTROL OF OR SUFFER OR ALLOW TO PASS OUT OF ITS POSSESSION OR CONTROL ANY ITEM OF THE EQUIPMENT OR CHANGE THE LOCATION OF THE EQUIPMENT OR ANY PART THEREOF FROM THE ADDRESS SHOWN ABOVE;
(iv) ASSIGN OR IN ANY WAY DISPOSE OF ALL OR ANY PART OF ITS RIGHTS OR OBLIGATIONS UNDER THIS LEASE OR ENTER INTO ANY SUBLEASE OF ALL OR ANY PART OF THE EQUIPMENT, (v) CHANGE ITS NAME OR ADDRESS FROM THAT SET FORTH ABOVE UNLESS IT SHALL HAVE GIVEN LESSOR OR ITS ASSIGNS NO LESS THAN THIRTY (30) DAYS' PRIOR WRITTEN NOTICE THEREOF, (vi) PERMIT THE SALE OR TRANSFER OF ANY SHARES OF ITS CAPITAL STOCK OR OF ANY OWNERSHIP INTEREST IN THE LESSEE TO ANY PERSON, PERSONS, ENTITY OR ENTITIES (WHETHER IN ONE SINGLE TRANSACTION OR IN MULTIPLE TRANSACTIONS) WHICH RESULTS IN A TRANSFER OF A MAJORITY INTEREST IN THE OWNERSHIP AND/OR THE CONTROL OF THE LESSEE FROM THE PERSON, PERSONS, ENTITY OR ENTITIES WHO HOLD OWNERSHIP AND/OR CONTROL OF THE LESSEE AS OF THE DATE OF THIS MASTER LEASE; OR (vii) CONSOLIDATE WITH OR MERGE INTO OR WITH ANY OTHER ENTITY, OR PURCHASE OR OTHERWISE ACQUIRE ALL OR SUBSTANTIALLY ALL OF THE ASSETS OR STOCK OR OTHER OWNERSHIP INTEREST OF ANY PERSON OR ENTITY OR SELL, TRANSFER, LEASE OR OTHERWISE DISPOSE OF ALL OR SUBSTANTIALLY ALL OF LESSEE'S ASSETS TO ANY PERSON OR ENTITY.
7. TAXES. LESSEE SHALL PROMPTLY PAY WHEN DUE ALL SALES, USE, PROPERTY, EXCISE AND OTHER TAXES AND ALL LICENSE AND REGISTRATION FEES NOW OR HEREAFTER IMPOSED BY ANY GOVERNMENTAL BODY OR AGENCY UPON THE EQUIPMENT OR ITS USE PURCHASE, OWNERSHIP, DELIVERY, LEASING, POSSESSION, STORAGE, OPERATION, MAINTENANCE, REPAIR, RETURN OR OTHER DISPOSITION OF THE EQUIPMENT, OR FOR TITLING OR REGISTERING THE EQUIPMENT, OR UPON THE INCOME OR OTHER PROCEEDS RECEIVED WITH RESPECT TO THE EQUIPMENT OR THIS LEASE OR THE RENTALS HEREUNDER; PROVIDED, HOWEVER, THAT LESSEE SHALL NOT BE REQUIRED TO PAY TAXES ON OR MEASURED BY THE NET INCOME OF LESSOR. LESSEE SHALL PREPARE AND FILE ALL TAX RETURNS RELATING TO TAXES FOR WHICH LESSEE IS RESPONSIBLE HEREUNDER WHICH LESSEE IS PERMITTED TO FILE UNDER THE LAWS OF THE APPLICABLE TAXING JURISDICTION.
8. INDEMNITY. LESSEE HEREBY AGREES TO INDEMNIFY AND HOLD LESSOR HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, LOSSES, LIABILITIES (INCLUDING NEGLIGENCE, TORT AND STRICT LIABILITY), DAMAGES, JUDGMENTS, SUITS, AND ALL LEGAL PROCEEDINGS, AND ANY AND ALL COSTS AND EXPENSES IN CONNECTION THEREWITH (INCLUDING ATTORNEYS' FEES) ARISING OUT OF OR IN ANY MANNER CONNECTED WITH THE MANUFACTURE, PURCHASE, FINANCING, OWNERSHIP, DELIVERY, REJECTION, NON-DELIVERY, TRANSPORTATION, POSSESSION, USE, STORAGE, OPERATION, CONDITION, MAINTENANCE, REPAIR, RETURN OR OTHER DISPOSITION OF THE EQUIPMENT OR WITH THIS LEASE, INCLUDING WITHOUT LIMITATION, CLAIMS FOR INJURY TO OR DEATH OF PERSONS AND FOR DAMAGE TO PROPERTY, AND GIVE LESSOR PROMPT NOTICE OF ANY SUCH CLAIM OR LIABILITY.
9. ASSIGNMENT. LESSOR MAY ASSIGN ITS INTEREST IN THIS LEASE AND SELL OR GRANT A SECURITY INTEREST IN ALL OR ANY PART OF THE EQUIPMENT WITHOUT NOTICE TO OR THE CONSENT OF LESSEE. LESSEE AGREES NOT TO ASSERT AGAINST ANY ASSIGNEE OF LESSOR ANY CLAIM OR DEFENSE LESSEE MAY HAVE AGAINST LESSOR.
10. EQUIPMENT PERSONALITY. THE EQUIPMENT SHALL REMAIN PERSONAL PROPERTY REGARDLESS OF ITS ATTACHMENT TO REALTY, AND LESSEE AGREES TO TAKE SUCH ACTION AT ITS EXPENSE AS MAY BE NECESSARY TO PREVENT ANY THIRD PARTY FROM ACQUIRING ANY INTEREST IN THE EQUIPMENT AS A RESULT OF ITS ATTACHMENT TO REALTY. IF REQUESTED BY LESSOR WITH RESPECT TO ANY ITEM OF THE EQUIPMENT, LESSEE WILL OBTAIN AND DELIVER TO LESSOR WAIVERS OF INTEREST OR LIENS IN RECORDABLE FORM, SATISFACTORY TO LESSOR, FROM ALL PERSONS CLAIMING ANY INTEREST IN THE REAL PROPERTY ON WHICH SUCH ITEM OF THE EQUIPMENT IS INSTALLED OR LOCATED.
11. USE AND MAINTENANCE. LESSEE WILL USE THE EQUIPMENT WITH DUE CARE AND FOR THE PURPOSE FOR WHICH IT IS INTENDED. LESSEE WILL MAINTAIN THE EQUIPMENT IN GOOD REPAIR, CONDITION AND WORKING ORDER AND WILL FURNISH ALL PARTS AND SERVICES REQUIRED THEREFOR, ALL AT ITS EXPENSE, ORDINARY WEAR AND TEAR EXCEPTED. LESSEE SHALL, AT ITS EXPENSE, MAKE ALL MODIFICATIONS AND IMPROVEMENTS TO THE EQUIPMENT REQUIRED BY LAW, AND SHALL NOT MAKE OTHER MODIFICATIONS OR IMPROVEMENTS TO THE EQUIPMENT WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR. ALL PARTS, MODIFICATIONS AND IMPROVEMENTS TO THE EQUIPMENT SHALL, WHEN INSTALLED OR MADE, IMMEDIATELY BECOME THE PROPERTY OF LESSOR AND PART OF THE EQUIPMENT FOR ALL PURPOSES.
12. LOSS OR DAMAGE. NO LOSS OR DAMAGE TO THE EQUIPMENT OR ANY PART THEREOF SHALL AFFECT ANY OBLIGATION OF LESSEE UNDER THIS LEASE WHICH SHALL CONTINUE IN FULL FORCE AND EFFECT. LESSEE SHALL ADVISE LESSOR IN WRITING PROMPTLY OF ANY ITEM OF EQUIPMENT LOST OR DAMAGED AND OF THE CIRCUMSTANCES AND EXTENT OF SUCH DAMAGE. IN THE EVENT ANY ITEM OF EQUIPMENT SHALL BECOME LOST, STOLEN, DESTROYED, DAMAGED BEYOND REPAIR OR RENDERED PERMANENTLY UNFIT FOR USE FOR ANY REASON, OR IN THE EVENT OF CONDEMNATION OR SEIZURE OF ANY ITEM OF EQUIPMENT, LESSEE SHALL PROMPTLY PAY LESSOR AN AMOUNT EQUAL TO THE GREATER OF THE FAIR MARKET VALUE OF SUCH ITEMS OR THE SUM OF (a) THE AMOUNT OF ALL RENT AND OTHER AMOUNTS PAYABLE BY LESSEE HEREUNDER WITH RESPECT TO SUCH ITEMS DUE BUT UNPAID AT THE DATE OF SUCH PAYMENT PLUS (b) THE AMOUNT OF ALL UNPAID RENT WITH RESPECT TO SUCH ITEMS FOR THE BALANCE OF THE TERM OF THIS LEASE NOT YET DUE AT THE TIME OF SUCH PAYMENT DISCOUNTED FROM THE RESPECTIVE DATES INSTALLMENT PAYMENTS WOULD BE DUE AT THE RATE IMPLICIT IN THE SCHEDULE OF RENTAL PAYMENTS WHEN APPLIED TO THE COST OF SUCH ITEM PLUS (c) 10% OF THE COST OF SUCH ITEM AS SHOWN IN THE RELATED SUPPLEMENT. UPON PAYMENT OF SUCH AMOUNT TO LESSOR, SUCH ITEM SHALL BECOME THE PROPERTY OF LESSEE, LESSOR WILL TRANSFER TO LESSEE, WITHOUT RECOURSE OR WARRANTY, ALL OF LESSOR'S RIGHT, TITLE AND INTEREST THEREIN, THE RENT WITH RESPECT TO SUCH ITEM SHALL TERMINATE, AND THE BASIC RENTAL PAYMENTS ON THE REMAINING ITEMS SHALL BE REDUCED ACCORDINGLY. LESSEE SHALL PAY ANY SALES AND USE TAXES DUE ON SUCH TRANSFER. ANY INSURANCE OR CONDEMNATION PROCEEDS RECEIVED SHALL BE PAID TO LESSOR AND CREDITED TO LESSEE'S OBLIGATION UNDER THIS PARAGRAPH AND LESSOR SHALL BE ENTITLED TO ANY SURPLUS. WHENEVER THE EQUIPMENT IS DAMAGED AND SUCH DAMAGE CAN BE REPAIRED, LESSEE SHALL, AT ITS EXPENSE, PROMPTLY EFFECT SUCH REPAIRS AS LESSOR SHALL DEEM NECESSARY FOR COMPLIANCE WITH PARAGRAPH 11 ABOVE. PROCEEDS OF INSURANCE SHALL BE PAID TO LESSOR WITH RESPECT TO SUCH REPARABLE DAMAGE TO THE EQUIPMENT AND SHALL, AT THE ELECTION OF LESSOR, BE APPLIED EITHER TO THE REPAIR OF THE EQUIPMENT BY PAYMENT BY LESSOR DIRECTLY TO THE PARTY COMPLETING THE REPAIRS, OR TO THE REIMBURSEMENT OF LESSEE FOR THE COST OF SUCH REPAIRS; PROVIDED, HOWEVER, THAT LESSOR SHALL HAVE NO OBLIGATION TO MAKE SUCH PAYMENT OR ANY PART THEREOF UNTIL RECEIPT OF SUCH EVIDENCE AS LESSOR SHALL DEEM SATISFACTORY THAT SUCH REPAIRS HAVE BEEN COMPLETED AND FURTHER PROVIDED THAT LESSOR MAY APPLY SUCH PROCEEDS TO THE PAYMENT OF ANY RENT OR OTHER SUM DUE OR TO BECOME DUE HEREUNDER IF AT THE TIME SUCH PROCEEDS ARE RECEIVED BY LESSOR THERE SHALL HAVE OCCURRED ANY EVENT OF DEFAULT OR ANY EVENT WHICH WITH LAPSE OF TIME OR NOTICE, OR BOTH, WOULD BECOME AN EVENT OF DEFAULT.

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13. INSURANCE. LESSEE SHALL OBTAIN AND MAINTAIN ON OR WITH RESPECT TO THE
EQUIPMENT AT ITS OWN EXPENSE (a) LIABILITY INSURANCE INSURING AGAINST LIABILITY FOR BODILY INJURY AND PROPERTY DAMAGE WITH A MINIMUM LIMIT OF $1 MILLION COMBINED SINGLE LIMIT AND (b) PHYSICAL DAMAGE INSURANCE INSURING AGAINST LOSS OR DAMAGE TO THE EQUIPMENT IN AN AMOUNT NOT LESS THAN THE FULL REPLACEMENT VALUE OF THE EQUIPMENT. LESSEE SHALL FURNISH LESSOR WITH A CERTIFICATE OF INSURANCE EVIDENCING THE ISSUANCE OF A POLICY OR POLICIES TO LESSEE IN AT LEAST THE MINIMUM AMOUNTS REQUIRED HEREIN NAMING LESSOR AS AN ADDITIONAL INSURED THEREUNDER FOR THE LIABILITY COVERAGE AND AS LOSS PAYEE FOR THE PROPERTY DAMAGE COVERAGE. EACH SUCH POLICY SHALL BE IN SUCH FORM AND WITH SUCH INSURERS AS MAY BE SATISFACTORY TO LESSOR, AND SHALL CONTAIN A CLAUSE REQUIRING THE INSURER TO GIVE TO LESSOR AT LEAST 10 DAYS PRIOR WRITTEN NOTICE OF ANY ALTERATION IN THE TERMS OF SUCH POLICY OR THE CANCELLATION THEREOF, AND A CLAUSE SPECIFYING THAT NO ACTION OR MISREPRESENTATION BY LESSEE SHALL INVALIDATE SUCH POLICY. LESSOR SHALL BE UNDER NO DUTY TO ASCERTAIN THE EXISTENCE OF OR TO EXAMINE ANY SUCH POLICY OR TO ADVISE LESSEE IN THE EVENT ANY SUCH POLICY SHALL NOT COMPLY WITH THE REQUIREMENTS HEREOF.
14. RETURN OF THE EQUIPMENT. UPON THE EXPIRATION OR EARLIER TERMINATION OF THIS LEASE BY LESSOR, LESSEE WILL IMMEDIATELY DELIVER THE EQUIPMENT TO LESSOR IN THE SAME CONDITION AS WHEN DELIVERED TO LESSEE, ORDINARY WEAR AND TEAR EXCEPTED, AT SUCH LOCATION WITHIN THE CONTINENTAL UNITED STATES AS LESSOR SHALL DESIGNATE. LESSEE SHALL PAY ALL TRANSPORTATION AND OTHER EXPENSES RELATING TO SUCH DELIVERY.
15. ADDITIONAL ACTION. LESSEE WILL PROMPTLY EXECUTE AND DELIVER TO LESSOR SUCH FURTHER DOCUMENTS AND TAKE SUCH FURTHER ACTION AS LESSOR MAY REQUEST IN ORDER TO CARRY OUT MORE EFFECTIVELY THE INTENT AND PURPOSE OF THIS LEASE, INCLUDING THE EXECUTION AND DELIVERY OF APPROPRIATE FINANCING STATEMENTS TO PROTECT FULLY LESSOR'S INTEREST HEREUNDER IN ACCORDANCE WITH THE UNIFORM COMMERCIAL CODE OR OTHER APPLICABLE LAW. LESSOR AND ANY ASSIGNEE OF LESSOR IS AUTHORIZED TO RILE ONE OR MORE UNIFORM COMMERCIAL CODE FINANCING STATEMENTS WITHOUT THE SIGNATURE OF LESSEE OR SIGNED BY LESSOR OR ANY ASSIGNEE OF LESSOR AS ATTORNEY-IN-FACT FOR LESSEE. LESSEE HEREBY GRANTS TO LESSOR A POWER OF ATTORNEY IN LESSEE'S NAME, TO APPLY FOR A CERTIFICATE OF TITLE FOR ANY ITEM OF EQUIPMENT THAT IS REQUIRED TO BE TITLED UNDER THE LAWS OF ANY JURISDICTION WHERE THE EQUIPMENT IS OR MAY BE USED AND/OR TO TRANSFER TITLE THERETO UPON THE EXERCISE BY LESSOR OF ITS REMEDIES UPON AN EVENT OF DEFAULT BY LESSEE UNDER THIS LEASE. LESSEE WILL PAY ALL COSTS OF FILING ANY FINANCING, CONTINUATION OR TERMINATION STATEMENTS WITH RESPECT TO THIS LEASE INCLUDING, WITHOUT LIMITATION, ANY DOCUMENTARY STAMP TAXES RELATING THERETO. LESSEE WILL DO WHATEVER MAY BE NECESSARY TO HAVE A STATEMENT OF THE INTEREST OF LESSOR AND ANY ASSIGNEE OF LESSOR IN THE EQUIPMENT NOTED ON ANY CERTIFICATE OF TITLE RELATING TO THE EQUIPMENT AND WILL DELIVER SAID CERTIFICATE TO LESSOR. IF LESSEE FAILS TO PERFORM OR COMPLY WITH ANY OF ITS AGREEMENTS, LESSOR MAY PERFORM OR COMPLY WITH SUCH AGREEMENTS IN ITS OWN NAME OR IN LESSEE'S NAME AS ATTORNEY-IN-FACT AND THE AMOUNT OF ANY PAYMENTS AND EXPENSES OF LESSOR INCURRED IN CONNECTION WITH SUCH PERFORMANCE OR COMPLIANCE, TOGETHER WITH INTEREST THEREON AT THE RATE PROVIDED BELOW, SHALL BE DEEMED RENT PAYABLE BY LESSEE UPON DEMAND.
16. LATE CHARGES. IF ANY PAYMENT, WHETHER FOR RENT OR OTHERWISE, IS NOT PAID WHEN DUE, LESSOR MAY IMPOSE A LATE CHANGE OF 5% OF THE AMOUNT OF THE AMOUNT PAST DUE (OR THE MAXIMUM AMOUNT PERMITTED BY APPLICABLE LAW IF LESS). PAYMENTS THEREAFTER RECEIVED SHALL BE APPLIED FIRST TO DELINQUENT INSTALLMENTS AND THEN TO CURRENT INSTALLMENTS.
17. DEFAULT. EACH OF THE FOLLOWING EVENTS SHALL CONSTITUTE AN "EVENT OF DEFAULT" HEREUNDER:(A) LESSEE SHALL FAIL TO PAY WHEN DUE ANY INSTALLMENT OF INTERIM RENT, BASIC RENT OR ANY OTHER AMOUNT DUE HEREUNDER, (B) ANY CERTIFICATE, STATEMENT, REPRESENTATION, WARRANTY OR FINANCIAL OR CREDIT INFORMATION HERETOFORE OR HEREAFTER MADE OR FURNISHED BY OR ON BEHALF OF LESSEE OR ANY GUARANTOR OF ANY OF LESSEE'S OBLIGATIONS HEREUNDER PROVES TO HAVE BEEN FALSE OR MISLEADING IN ANY MATERIAL RESPECT OR OMITTED ANY MATERIAL FACT, contingent or UNLIQUIDATED LIABILITY OR CLAIM AGAINST LESSEE OR ANY SUCH GUARANTOR, (C) LESSEE SHALL FAIL TO OBSERVE OR PERFORM ANY OTHER AGREEMENT TO BE OBSERVED OR PERFORMED BY LESSEE HEREUNDER AND THE CONTINUANCE THEREOF FOR 10 CALENDAR DAYS FOLLOWING WRITTEN NOTICE THEREOF BY LESSOR TO LESSEE; (D) LESSEE OR ANY GUARANTOR OF THIS LEASE OR ANY PARTNER OF LESSEE IF LESSEE IS A PARTNERSHIP SHALL CEASE DOING BUSINESS AS A GOING CONCERN OR MAKE AN ASSIGNMENT FOR THE BENEFIT OF CREDITORS; (E) LESSEE OR ANY GUARANTOR OF THIS LEASE OR ANY PARTNER OF LESSEE IF LESSEE IS A PARTNERSHIP SHALL VOLUNTARILY FILE, OR HAVE FILED AGAINST IT INVOLUNTARILY, A PETITION FOR LIQUIDATION, REORGANIZATION, ADJUSTMENT OF DEBT, OR SIMILAR RELIEF UNDER THE FEDERAL BANKRUPTCY CODE OR ANY OTHER PRESENT OR FUTURE FEDERAL OR STATE BANKRUPTCY OR INSOLVENCY LAW, OR A TRUSTEE, RECEIVER, OR LIQUIDATOR SHALL BE APPOINTED OF IT OR OF ALL OR A SUBSTANTIAL PART OF ITS ASSETS; (0 LESSEE OR ANY GUARANTOR OF ANY OF LESSEE'S OBLIGATIONS HEREUNDER SHALL BE IN BREACH OF OR IN DEFAULT IN THE PAYMENT OR PERFORMANCE OF ANY OBLIGATION OWING TO ANY BANK, LENDER, LESSOR OR FINANCIAL INSTITUTION, HOWSOEVER ARISING: (G) ANY INDIVIDUAL LESSEE, GUARANTOR OF THIS LEASE, OR PARTNER OF LESSEE IF LESSEE IS A PARTNERSHIP SHALL DIE; (H) AN EVENT OF DEFAULT SHALL OCCUR UNDER ANY OTHER OBLIGATION LESSEE OWES TO LESSOR, (I) AN EVENT OF DEFAULT SHALL OCCUR UNDER ANY INDEBTEDNESS LESSEE MAY NOW OR HEREAFTER OWE TO ANY AFFILIATE OF LESSOR, OR 6) LESSEE SHALL SUFFER AN ADVERSE MATERIAL CHANGE IN ITS FINANCIAL CONDITION FROM THE DATE HEREOF, AND AS A RESULT THEREOF LESSOR DEEMS ITSELF OR ANY OF THE EQUIPMENT TO BE INSECURE.
18. REMEDIES. LESSOR AND LESSEE AGREE THAT LESSOR'S DAMAGES SUFFERED BY REASON OF AN EVENT OF DEFAULT ARE UNCERTAIN AND NOT CAPABLE OF EXACT MEASUREMENT AT THE TIME THIS LEASE IS EXECUTED BECAUSE THE VALUE OF THE EQUIPMENT AT THE EXPIRATION OF THIS LEASE IS UNCERTAIN, AND THEREFORE THEY AGREE THAT FOR PURPOSES OF THIS PARAGRAPH 18 LESSOR'S LOSS" AS OF ANY DATE SHALL BE THE SUM OF THE FOLLOWING: (1) THE AMOUNT OF ALL RENT AND OTHER AMOUNTS PAYABLE BY LESSEE HEREUNDER DUE BUT UNPAID AS OF SUCH DATE PLUS (2) THE AMOUNT OF ALL UNPAID RENT FOR THE BALANCE OF THE TERM OF THIS LEASE NOT YET DUE AS OF SUCH DATE DISCOUNTED FROM THE RESPECTIVE DATES INSTALLMENT PAYMENTS WOULD BE DUE AT THE RATE OF 5% PER ANNUM PLUS (3) 10% OF THE COST OF THE EQUIPMENT SUBJECT TO THIS LEASE AS OF SUCH DATE.
     UPON THE OCCURRENCE OF AN EVENT OF DEFAULT AND AT ANY TIME THEREAFTER, LESSOR MAY EXERCISE ANY ONE OR MORE OF THE REMEDIES LISTED BELOW AS LESSOR IN ITS SOLE DISCRETION MAY LAWFULLY ELECT; PROVIDED, HOWEVER, THAT UPON THE OCCURRENCE OF AN EVENT OF DEFAULT SPECIFIED IN PARAGRAPH 17(D), AN AMOUNT EQUAL TO LESSOR'S LOSS AS OF THE DATE OF SUCH OCCURRENCE SHALL AUTOMATICALLY BECOME AND BE IMMEDIATELY DUE AND PAYABLE WITHOUT NOTICE OR DEMAND OF ANY KIND.
a) LESSOR MAY, BY WRITTEN NOTICE TO LESSEE, TERMINATE THIS LEASE AND DECLARE AN AMOUNT EQUAL TO LESSOR'S LOSS AS OF THE DATE OF SUCH NOTICE TO BE IMMEDIATELY DUE AND PAYABLE, AND THE SAME SHALL THEREUPON BE AND BECOME IMMEDIATELY DUE AND PAYABLE WITHOUT FURTHER NOTICE OR DEMAND, AND ALL RIGHTS OF LESSEE TO USE THE EQUIPMENT SHALL TERMINATE BUT LESSEE SHALL BE AND REMAIN LIABLE AS PROVIDED IN THIS PARAGRAPH 18. LESSEE SHALL AT ITS EXPENSE PROMPTLY DELIVER THE EQUIPMENT TO LESSOR AT A LOCATION OR LOCATIONS WITHIN THE CONTINENTAL UNITED STATES DESIGNATED BY LESSOR. LESSOR MAY ALSO ENTER UPON THE PREMISES WHERE THE EQUIPMENT IS LOCATED AND TAKE IMMEDIATE POSSESSION OF AND REMOVE THE SAME WITH OR WITHOUT INSTITUTING LEGAL PROCEEDINGS.
b) LESSOR MAY PROCEED BY APPROPRIATE COURT ACTION TO ENFORCE PERFORMANCE BY LESSEE OF THE APPLICABLE COVENANTS OF THIS LEASE OR TO RECOVER, FOR BREACH OF THIS LEASE, LESSOR'S LOSS AS OF THE DATE LESSOR'S LOSS IS DECLARED DUE AND PAYABLE HEREUNDER,, PROVIDED, HOWEVER, THAT UPON RECOVERY OF LESSOR'S LOSS FROM LESSEE IN ANY SUCH ACTION WITHOUT HAVING TO REPOSSESS AND DISPOSE OF THE EQUIPMENT, LESSOR SHALL TRANSFER THE EQUIPMENT TO LESSEE AT ITS THEN LOCATION UPON PAYMENT OF ANY ADDITIONAL AMOUNT DUE UNDER CLAUSES (D) AND (E) BELOW.
c) IN THE EVENT LESSOR REPOSSESSES THE EQUIPMENT, LESSOR SHALL EITHER RETAIN THE EQUIPMENT IN FULL SATISFACTION OF LESSEE'S OBLIGATION HEREUNDER OR SELL OR LEASE EACH ITEM OF EQUIPMENT IN SUCH MANNER AND UPON SUCH TERMS AS LESSOR MAY IN ITS SOLE DISCRETION DETERMINE. THE PROCEEDS OF SUCH SALE OR LEASE SHALL BE APPLIED TO REIMBURSE LESSOR FOR LESSOR'S LOSS AND ANY ADDITIONAL AMOUNT DUE UNDER CLAUSES (D) AND (E) BELOW. LESSOR SHALL BE ENTITLED TO ANY SURPLUS AND LESSEE SHALL REMAIN LIABLE FOR ANY DEFICIENCY. FOR PURPOSES OF THIS SUBPARAGRAPH, THE PROCEEDS OF ANY LEASE OF ALL OR ANY PART OF THE EQUIPMENT BY LESSOR SHALL BE THE AMOUNT REASONABLY ASSIGNED BY LESSOR AS THE COST OF SUCH EQUIPMENT IN DETERMINING THE RENT UNDER SUCH LEASE.
d) LESSOR MAY RECOVER INTEREST ON THE UNPAID BALANCE OF LESSOR'S LOSS FROM THE DATE IT BECOMES PAYABLE UNTIL FULLY PAID AT THE RATE OF THE LESSER OF 12% PER ANNUM OR THE HIGHEST RATE PERMITTED BY LAW.
e) LESSOR MAY EXERCISE ANY OTHER RIGHT OR REMEDY AVAILABLE TO IT BY LAW OR BY AGREEMENT, AND MAY IN ANY EVENT RECOVER LEGAL FEES AND OTHER COSTS AND EXPENSES INCURRED BY REASON OF AN EVENT OF DEFAULT OR THE EXERCISE OF ANY REMEDY HEREUNDER, INCLUDING EXPENSES OF REPOSSESSION, REPAIR, STORAGE, TRANSPORTATION, AND DISPOSITION OF THE EQUIPMENT.
     IF ANY SUPPLEMENT IS DEEMED AT ANY TIME TO BE A LEASE INTENDED AS SECURITY, LESSEE GRANTS LESSOR A SECURITY INTEREST IN THE EQUIPMENT TO SECURE ITS OBLIGATIONS UNDER SUCH SUPPLEMENT, ALL OTHER SUPPLEMENTS AND ALL OTHER INDEBTEDNESS AT ANY TIME OWING BY LESSEE TO LESSOR. LESSOR AGREES THAT UPON THE

                                                             INITIAL____________

  OCCURRENCE OF AN EVENT OF DEFAULT, IN ADDITION TO ALL OF THE OTHER RIGHTS AND REMEDIES AVAILABLE TO LESSOR HEREUNDER, LESSOR SHALL HAVE ALL OF THE RIGHTS AND REMEDIES OF A SECURED PARTY UNDER THE UNIFORM COMMERCIAL CODE.
       NO REMEDY GIVEN IN THIS PARAGRAPH IS INTENDED TO BE EXCLUSIVE, AND EACH SHALL BE CUMULATIVE BUT ONLY TO THE EXTENT NECESSARY TO PERMIT LESSOR TO RECOVER AMOUNTS FOR WHICH LESSEE IS LIABLE HEREUNDER. NO EXPRESS OR IMPLIED WAIVER BY LESSOR OF ANY BREACH OF LESSEE'S OBLIGATIONS HEREUNDER SHALL CONSTITUTE A WAIVER OF ANY OTHER BREACH OF LESSEE s OBLIGATIONS HEREUNDER.
19. NOTICES. ANY WRITTEN NOTICE HEREUNDER TO LESSEE OR LESSOR SHALL BE DEEMED TO HAVE BEEN GIVEN WHEN DELIVERED PERSONALLY OR DEPOSITED WITH A RECOGNIZED OVERNIGHT COURIER SERVICE OR IN THE UNITED STATES MAILS, POSTAGE PREPAID, ADDRESSED TO RECIPIENT AT ITS ADDRESS SET FORTH ABOVE OR AT SUCH OTHER ADDRESS AS MAY BE LAST KNOWN TO THE SENDER.
20. NET LEASE AND UNCONDITIONAL OBLIGATION. THIS LEASE IS A COMPLETELY NET LEASE AND LESSEES OBLIGATION TO PAY RENT AND ALL OTHER AMOUNTS PAYABLE BY LESSEE HEREUNDER IS ABSOLUTE, UNCONDITIONAL AND IRREVOCABLE, AND SHALL BE PAID WITHOUT ANY ABATEMENT, REDUCTION, SETOFF OR DEFENSE OF ANY KIND.
21. NON-CANCELABLE LEASE. THIS LEASE CANNOT BE CANCELED OR TERMINATED EXCEPT AS EXPRESSLY PROVIDED HEREIN.
22. SURVIVAL OF INDEMNITIES. LESSEE'S OBLIGATIONS UNDER PARAGRAPHS 7, 8, AND 18 SHALL SURVIVE TERMINATION OR EXPIRATION OF THIS LEASE.
23. COUNTERPARTS. THERE SHALL BE ONE ORIGINAL OF THE MASTER LEASE AND OF EACH SUPPLEMENT AND IT SHALL BE MARKED "ORIGINAL." TO THE EXTENT THAT ANY SUPPLEMENT CONSTITUTES CHATTEL PAPER (AS THAT TERM IS DEFINED BY THE UNIFORM COMMERCIAL
CODE), A SECURITY INTEREST MAY ONLY BE CREATED IN THE SUPPLEMENT MARKED 'ORIGINAL. "
24. NON-WAIVER. NO COURSE OF DEALING BETWEEN LESSOR AND LESSEE OR ANY DELAY OR OMISSION ON THE PART OF LESSOR IN EXERCISING ANY RIGHTS HEREUNDER SHALL OPERATE AS A WAIVER OF ANY RIGHTS OF LESSOR. A WAIVER ON ANY ONE OCCASION SHALL NOT BE CONSTRUED AS A BAR TO OR WAIVER OF ANY RIGHT OR REMEDY ON ANY FUTURE OCCASION. NO WAIVER OR CONSENT SHALL BE BINDING UPON LESSOR UNLESS IT IS IN WRITING AND SIGNED BY LESSOR. TO THE EXTENT PERMITTED BY APPLICABLE LAW, LESSEE HEREBY WAIVES THE BENEFIT AND ADVANTAGE OF, AND COVENANTS NOT TO ASSERT AGAINST LESSOR, ANY VALUATION, INQUISITION, STAY, APPRAISEMENT, EXTENSION OR REDEMPTION LAWS NOW EXISTING OR WHICH MAY HEREAFTER EXIST WHICH, BUT FOR THIS PROVISION, MIGHT BE APPLICABLE TO ANY SALE OR RE-LEASING MADE UNDER THE JUDGMENT, ORDER OR DECREE OF ANY COURT OR UNDER THE POWERS OF SALE AND RE-LEASING CONFERRED BY THIS LEASE OR OTHERWISE. TO THE EXTENT PERMITTED BY APPLICABLE LAW, LESSEE HEREBY WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON A LESSEE BY ARTICLE 2A-508 THROUGH 2A-522 OF THE UNIFORM COMMERCIAL CODE, INCLUDING BUT NOT LIMITED TO LESSEE'S RIGHTS TO: (I) CANCEL THIS LEASE; (II) REPUDIATE THIS LEASE; (III) REJECT THE EQUIPMENT; (IV) REVOKE ACCEPTANCE OF THE EQUIPMENT; (V) RECOVER DAMAGES FROM LESSOR FOR ANY BREACHES OF WARRANTY OR FOR ANY OTHER REASON; (VI) CLAIM A SECURITY INTEREST IN THE EQUIPMENT IN LESSEE'S POSSESSION OR CONTROL FOR ANY REASON; (VII) DEDUCT ALL OR ANY PART OF ANY CLAIMED DAMAGES RESULTING FROM LESSOR'S DEFAULT, IF ANY, UNDER THIS LEASE; (VIII) ACCEPT PARTIAL DELIVERY OF THE EQUIPMENT; (IX) COVER" BY MAKING ANY PURCHASE OR LEASE OF OR CONTRACT TO PURCHASE OR LEASE EQUIPMENT IN SUBSTITUTION OF EQUIPMENT IDENTIFIED TO THIS LEASE; (X) RECOVER ANY GENERAL, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, FOR ANY REASON WHATSOEVER, AND (XI) SPECIFIC PERFORMANCE, REPLEVIN, DETINUE, SEQUESTRATION, CLAIM, DELIVERY OR THE LIKE FOR ANY EQUIPMENT IDENTIFIED TO THIS LEASE. TO THE EXTENT PERMITTED BY APPLICABLE LAW, LESSEE ALSO HEREBY WAIVES ANY RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE WHICH MAY REQUIRE LESSOR TO SELL, LEASE OR OTHERWISE USE ANY EQUIPMENT IN MITIGATION OF LESSOR'S DAMAGES AS SET FORTH IN PARAGRAPH 18 OR WHICH MAY OTHERWISE LIMIT OR MODIFY ANY OF LESSOR' RIGHTS OR REMEDIES UNDER PARAGRAPH 18.
25. MISCELLANEOUS. THIS MASTER LEASE AND RELATED SUPPLEMENT(S) CONSTITUTE THE ENTIRE AGREEMENT BETWEEN LESSOR AND LESSEE AND MAY BE MODIFIED ONLY BY A WRITTEN INSTRUMENT SIGNED BY LESSOR AND LESSEE. ANY PROVISION OF THIS LEASE WHICH IS UNENFORCEABLE IN ANY JURISDICTION SHALL, AS TO SUCH JURISDICTION, BE INEFFECTIVE TO THE EXTENT OF SUCH UNENFORCEABILITY WITHOUT INVALIDATING THE REMAINING PROVISIONS OF THIS LEASE, AND ANY SUCH UNENFORCEABILITY IN ANY JURISDICTION SHALL NOT RENDER UNENFORCEABLE SUCH PROVISION IN ANY OTHER JURISDICTION. PARAGRAPH HEADINGS ARE FOR CONVENIENCE ONLY, ARE NOT PART OF THIS AGREEMENT AND SHALL NOT BE DEEMED TO EFFECT THE MEANING OR CONSTRUCTION OF ANY OF THE PROVISIONS HEREOF. IN THE EVENT THERE IS MORE THAN ONE LESSEE NAMED IN THIS MASTER LEASE OR IN ANY SUPPLEMENT, THE OBLIGATIONS OF EACH SHALL BE JOINT AND SEVERAL. THIS LEASE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE SUBSTANTIVE LAWS OF THE STATE OF MINNESOTA. LESSEE HEREBY WAIVES ANY RIGHT TO A JURY TRIAL WITH RESPECT TO ANY MATTER ARISING UNDER OR IN CONNECTION WITH THIS LEASE. TIME IS OF THE ESSENCE WITH RESPECT TO THE OBLIGATIONS OF LESSEE UNDER THIS LEASE.

  VER. 0501

  PAGE 4 OF 4
                                                            INITIALS____________

THE FROST NATIONAL BANK
C% FROST LEASING 381 EAST BROADWAY,
2ND FLOOR SALT LAKE CITY, UT 84111
                                                      SUPPLEMENT TO MASTER LEASE
                                                               AGREEMENT OF SALE

NAME AND ADDRESS OF LESSEE:
LANCER PARTNERSHIP, LTD.
235 WEST TURBO
SAN ANTONIO, TX 78216

        SUPPLEMENT NUMBER 86878-400 DATED AS OF OCTOBER 12, 2001 TO MASTER LEASE NUMBER 86878 DATED AS OF OCTOBER 12, 2001

THIS IS A SUPPLEMENT TO THE MASTER LEASE IDENTIFIED ABOVE BETWEEN LESSOR AND LESSEE (THE MASTER LEASE"). UPON THE EXECUTION AND DELIVERY BY LESSOR AND LESSEE OF THIS SUPPLEMENT, LESSOR HEREBY AGREES TO LEASE TO LESSEE, AND LESSEE HEREBY AGREES TO LEASE FROM LESSOR, THE EQUIPMENT DESCRIBED BELOW UPON THE TERMS AND CONDITIONS OF THIS SUPPLEMENT AND THE MASTER LEASE. ALL TERMS AND CONDITIONS OF THE MASTER LEASE SHALL REMAIN IN FULL FORCE AND EFFECT EXCEPT TO THE EXTENT MODIFIED BY THIS SUPPLEMENT. THIS SUPPLEMENT AND THE MASTER LEASE AS IT RELATES TO THIS SUPPLEMENT ARE HEREINAFTER REFERRED TO AS THE LEASE".

EQUIPMENT DESCRIPTION: ONE (1) USED FINN-POWER SG SHEAR GENIUS TURRET PUNCH PRESS, ONE (1) TOOLING PACKAGE, TOGETHER WITH ALL ATTACHMENTS AND ACCESSORIES.

EQUIPMENT LOCATION: 6555 LANCER BLVD., SAN ANTONIO, TX 78219
                                   SUMMARY OF PAYMENT
                                   TERMS

INITIAL TERM IN MONTHS: 60                 TOTAL COST: $697 487.85
PAYMENT FREQUENCY: MONTHLY                 TOTAL BASIC RENT: $818 564.40
BASIC RENTAL PAYMENT: $13,642.74           INTERIM RENT DAILY RATE: .018%
PLUS APPLICABLE SALES AND USE TAX
NUMBER OF INSTALLMENTS: 60                 INTERIM RENT CUTOFF DATE: NIA
ADVANCE PAYMENTS:
FIRST DUE ON SIGNING THIS LEASE            SECURITY DEPOSIT: NIA

ADDITIONAL PROVISIONS: TOTAL FINANCE CHARGES: $121,076.55

END OF TERN AGREEMENT:

 1. IN ADDITION TO PAYING THE TOTAL BASIC RENT WHEN AND AS DUE UNDER THE LEASE, LESSEE AGREES TO PAY LESSOR $1.00 ON THE EXPIRATION DATE OF THE INITIAL TERM OF THE LEASE (THE "FINAL PURCHASE PAYMENT").

 2. UPON RECEIPT OF THE TOTAL BASIC RENT AND THE FINAL PURCHASE PAYMENT BY LESSOR, THE EQUIPMENT SHALL BE DEEMED TRANSFERRED TO LESSEE AT ITS THEN LOCATION. UPON REQUEST BY LESSEE, LESSOR WILL DELIVER A BILL OF SALE transferring the EQUIPMENT TO LESSEE. LESSOR HEREBY WARRANTS THAT AT THE TIME OF TRANSFER THE EQUIPMENT WILL BE FREE OF ALL SECURITY INTERESTS AND OTHER LIENS CREATED BY LESSOR OR IN FAVOR OF PERSONS CLAIMING THROUGH LESSOR. LESSOR MAKES NO OTHER WARRANTY WITH RESPECT TO THE EQUIPMENT, EXPRESS OR IMPLIED, AND SPECIFICALLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY AND OF FITNESS FOR A PARTICULAR PURPOSE AND ANY LIABILITY FOR CONSEQUENTIAL DAMAGES ARISING OUT OF THE USE OF OR THE INABILITY TO USE THE EQUIPMENT.

3. FAILURE TO PAY THE FINAL PURCHASE PAYMENT WHEN DUE SHALL CONSTITUTE AN EVENT OF DEFAULT" UNDER THE LEASE.

4. LESSEE AGREES TO PAY ALL SALES AND USE TAXES ARISING ON ACCOUNT OF THE SALE OF THE EQUIPMENT TO LESSEE.LESSOR MAKES NO REPRESENTATION WITH RESPECT TO THE INCOME TAX CONSEQUENCES OF THE TRANSACTION EVIDENCED BY THIS LEASE. LESSOR WILL TREAT THE LEASE AS A SALE REGARDLESS OF HOW THE LEASE IS TREATED BY LESSEE.

MODIFICATION TO MASTER LEASE:TO BE CONSISTENT WITH THIS SUPPLEMENT THE MASTER LEASE IS AMENDED AS FOLLOWS:

 1. THE THIRD SENTENCE OF PARAGRAPH 12 COVERING CASUALTY TO THE EQUIPMENT IS AMENDED TO READ AS FOLLOWS:
                      THIS AGREEMENT INCLUDES THE TERMS ON THE BACK OF THIS PAGE

LESSOR: THE FROST NATIONAL BANK               LESSOR PARTERNERSHIP LTD., LESSEE
                                                 ** See Annex A**
-------------------------------------            -------------------------------
BY                                               BY

-------------------------------------            -------------------------------
TITLE                                            TITLE

          IN THE EVENT ANY ITEM OF EQUIPMENT SHALL BECOME LOST, STOLEN, DESTROYED, DAMAGED BEYOND REPAIR, OR RENDERED PERMANENTLY UNFIT FOR USE FOR ANY REASON, OR IN THE EVENT OF CONDEMNATION OR SEIZURE OF ANY ITEM OF EQUIPMENT, LESSEE SHALL PROMPTLY PAY LESSOR AN AMOUNT EQUAL TO LESSOR'S LOSS AS DEFINED IN PARAGRAPH 18 WITH RESPECT TO SUCH ITEM AT THE TIME OF PAYMENT BASED ON THE PROPORTION THAT THE ORIGINAL COST OF SUCH ITEM BEARS TO THE TOTAL COST OF ALL ITEMS OF EQUIPMENT.

     IN ADDITION, THE SIXTH SENTENCE OF PARAGRAPH 12 IS AMENDED TO READ ANY INSURANCE OR CONDEMNATION PROCEEDS RECEIVED SHALL BE CREDITED TO LESSEE'S OBLIGATION UNDER THIS PARAGRAPH AND LESSEE SHALL BE ENTITLED TO ANY SURPLUS."

 2.  PARAGRAPH 14 IS DELETED IN ITS ENTIRETY.

 3. THE DEFINITION OF "LESSOR'S LOSS" IN PARAGRAPH 18 IS HEREBY AMENDED BY REPLACING (3) WITH THE FOLLOWING:(3) THE FINAL PURCHASE PAYMENT AS DEFINED IN THE APPLICABLE SUPPLEMENT.

     IN ADDITION, THE THIRD SENTENCE OF PARAGRAPH 18(C) IS AMENDED TO READ "LESSEE SHALL BE ENTITLED TO ANY SURPLUS AND SHALL REMAIN LIABLE FOR ANY DEFICIENCY. "

        THE FROST NATIONAL BANK C% FROST                                 ANNEX A
        LEASING 381 EAST BROADWAY, SECONDFLOOR
        SALT LAKE CITY, UT 84111

                  ANNEX A TO MASTER LEASE NO. 86878 DATED AS OF OCTOBER 12, 2001

IN WITNESS WHEREOF, LESSOR AND LESSEE, INTENDING TO BE LEGALLY BOUND HEREBY, HAVE DULY EXECUTED THIS AGREEMENT, AS OF THE DAY AND YEAR FIRST AFORESAID.

LESSEE:   LANCER PARTNERSHIP, LTD.
          BY: LANCER CAPITAL CORPORATION,
            DELAWARE CORPORATION,
          ITS GENERAL PARTNER

BY: /s/ SCOTT ADAMS
   -------------------
TITLE: TREASURER
      ----------------